AMENDMENT NO. 19
TO
MASTER INVESTMENT ADVISORY AGREEMENT
     This amendment dated as of February 12, 2010, amends the Master Investment Advisory Agreement (the “Agreement”), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.
W I T N E S S E T H:
     WHEREAS, the parties desire to amend the Agreement to add the following portfolios — Invesco V.I. Dividend Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. High Yield Fund; Invesco V.I. Income Builder Fund, Invesco V.I. S&P 500 Index Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Global Value Equity Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund;
     NOW, THEREFORE, the parties agree as follows:
1.	Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:
“APPENDIX A
FUNDS AND EFFECTIVE DATES

Effective Date of
Name of Fund	Advisory Agreement
AIM V.I. Basic Balanced Fund	May 1, 2000
AIM V.I. Basic Value Fund	September 10, 2001
AIM V.I. Capital Appreciation Fund	May 1, 2000
AIM V.I. Capital Development Fund	May 1, 2000
AIM V.I. Core Equity Fund	May 1, 2000
AIM V.I. Diversified Income Fund	May 1, 2000
AIM V.I. Dynamics Fund	April 30, 2004
AIM V.I. Financial Services Fund	April 30, 2004
AIM V.I. Global Health Care Fund	April 30, 2004
AIM V.I. Global Real Estate Fund	April 30, 2004
AIM V.I. Government Securities Fund	May 1, 2000
AIM V.I. High Yield Fund	May 1, 2000
AIM V.I. International Growth Fund	May 1, 2000
AIM V.I. Large Cap Growth Fund	September 1, 2003
AIM V.I. Leisure Fund	April 30, 2004
AIM V.I. Mid Cap Core Equity Fund	September 10, 2001
AIM V.I. Money Market Fund	May 1, 2000
AIM V.I. PowerShares ETF Allocation Fund	October 22, 2008

Effective Date of
Name of Fund	Advisory Agreement
AIM V.I. Small Cap Equity Fund	September 1, 2003
AIM V.I. Technology Fund	April 30, 2004
AIM V.I. Utilities Fund	April 30, 2004
Invesco V.I. Dividend Growth Fund	February 12, 2010
Invesco V.I. Global Dividend Growth Fund	February 12, 2010
Invesco V.I. High Yield Fund	February 12, 2010
Invesco V.I. Income Builder Fund	February 12, 2010
Invesco V.I. S&P 500 Index Fund	February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund	February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund	February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund	February 12, 2010
Invesco Van Kampen V.I. Comstock Fund	February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund	February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund	February 12, 2010
Invesco Van Kampen V.I. Government Fund	February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund	February 12, 2010
Invesco Van Kampen V.I. High Yield Fund	February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund	February 12, 2010
Invesco Van Kampen V.I. Value Fund	February 12, 2010

APPENDIX B
COMPENSATION TO THE ADVISOR
     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.
AIM V.I. Basic Balanced Fund

Net Assets	Annual Rate
First $150 million	0.75%
Over $150 million	0.50%
AIM V.I. Basic Value Fund
AIM V.I. Large Cap Growth Fund

Net Assets	Annual Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund

Net Assets	Annual Rate
First $250 million	0.65%
Over $250 million	0.60%
AIM V.I. Capital Development Fund

Net Assets	Annual Rate
First $350 million	0.75%
Over $350 million	0.625%

AIM V.I. Diversified Income Fund

Net Assets	Annual Rate
First $250 million	0.60%
Over $250 million	0.55%
AIM V.I. Dynamics Fund
AIM V.I. Small Cap Equity Fund

Net Assets	Annual Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Leisure Fund
AIM V.I. Technology Fund

Net Assets	Annual Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
AIM V.I. Government Securities Fund

Net Assets	Annual Rate
First $250 million	0.50%
Over $250 million	0.45%

AIM V.I. High Yield Fund

Net Assets	Annual Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%
AIM V.I. International Growth Fund

Net Assets	Annual Rate
First $250 million	0.75%
Over $250 million	0.70%
AIM V.I. Mid Cap Core Equity Fund

Net Assets	Annual Rate
First $500 million	0.725%
Next $500 million	0.700%
Next $500 million	0.675%
Over $1.5 billion	0.65%
AIM V.I. Money Market Fund

Net Assets	Annual Rate
First $250 million	0.40%
Over $250 million	0.35%
AIM V.I. PowerShares ETF Allocation Fund

Net Assets	Annual Rate
First $250 million	0.67%
Next $250 million	0.655%
Next $500 million	0.64%
Next $1.5 billion	0.625%
Next $2.5 billion	0.61%
Next $2.5 billion	0.595%
Next $2.5 billion	0.58%
Over $10 billion	0.565%
AIM V.I. Utilities Fund

Net Assets	Annual Rate
All Assets	0.60%

Invesco V.I. Dividend Growth Fund
Invesco V.I. Select Dimensions Dividend Growth Fund

Net Assets	Annual Rate
First $250 million	0.545%
Over $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

Invesco V.I. Global Dividend Growth Fund
Invesco Van Kampen V.I. Global Value Equity Fund

Net Assets	Annual Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%
Invesco V.I. High Yield Fund
Invesco Van Kampen V.I. High Yield Fund

Net Assets	Annual Rate
First $500 million	0.42%
Next $250 million	0.345%
Next $250 million	0.295%
Next $1 billion	0.27%
Next $1 billion	0.245%
Over $3 billion	0.22%
Invesco V.I. Income Builder Fund

Net Assets	Annual Rate
First $500 million	0.67%
Over $500 million	0.645%
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Net Assets	Annual Rate
First $2 billion	0.12%
Over $2 billion	0.10%
Invesco V.I. Select Dimensions Balanced Fund

Net Assets	Annual Rate
First $500 million	0.52%
Over $500 million	0.495%
Invesco Van Kampen V.I. Capital Growth Fund

Net Assets	Annual Rate
First $500 million	0.70%
Next $500 million	0.65%
Over $1 billion	0.60%

Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Growth and Income Fund

Net Assets	Annual Rate
First $500 million	0.60%
Over $500 million	0.55%
Invesco Van Kampen V.I. Equity and Income Fund

Net Assets	Annual Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Net Assets	Annual Rate
First $750 million	0.75%
Next $750 million	0.70%
Over $1.5 billion	0.65%
Invesco Van Kampen V.I. Government Fund

Net Assets	Annual Rate
First $500 million	0.50%
Next $500 million	0.45%
Over $1 billion	0.40%
Invesco Van Kampen V.I. International Growth Equity Fund

Net Assets	Annual Rate
First $1 billion	0.75%
Over $1 billion	0.70%
Invesco Van Kampen V.I. Mid Cap Growth Fund

Net Assets	Annual Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%
Invesco Van Kampen V.I. Mid Cap Value Fund

Net Assets	Annual Rate
First $1 billion	0.72%
Over $1 billion	0.65%

Invesco Van Kampen V.I. Value Fund

Net Assets	Annual Rate
First $500 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%”
2.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

AIM VARIABLE INSURANCE FUNDS

Attest:	/s/ Melanie Ringold	By:	/s/ John M. Zerr
	Assistant Secretary		John M. Zerr
Senior Vice President
(SEAL)
INVESCO ADVISERS, INC.

Attest:	/s/ Melanie Ringold	By:	/s/ John M. Zerr
	Assistant Secretary		John M. Zerr
Senior Vice President
(SEAL)